Exhibit 99.2
UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF FLORIDA
CASE NO. 08-61018-CIV-UNGARO
D.W. HUGO, Derivatively on behalf of
Nominal Defendant BANKATLANTIC
BANCORP, INC.,
     Plaintiff,
v.
ALAN B. LEVAN, JARETT S. LEVAN,
JAY C. MCCLUNG, MARCIA K. SNYDER,
VALERIE TOALSON, JAMES A. WHITE,
JOHN E. ABDO, D. KEITH COBB, STEVEN
M. COLDREN and DAVID A. LIEBERMAN,
     Defendants,
and
BANKATLANTIC BANCORP, INC.,
     Nominal Defendant.
____________________________/
STIPULATION OF SETTLEMENT
     This Stipulation of Settlement (“Stipulation”), dated as of August 24, 2009, is made and entered into by and among (i) Plaintiff D.W. Hugo (“Plaintiff”), on behalf of himself and as well as derivatively on behalf of (ii) Nominal Defendant BankAtlantic Bancorp, Inc. (“BankAtlantic Bancorp”); and (iii) Defendants Alan B. Levan, Jarett S. Levan, Jay C. McClung, Marcia K. Snyder, Valerie Toalson, James A. White, John E. Abdo, D. Keith Cobb, Steven M. Coldren and David A. Lieberman (collectively, “Defendants”). Plaintiff, BankAtlantic Bancorp, and Defendants shall be referred to herein as the “Settling Parties.” This Stipulation is contingent upon approval by the United States District Court for the Southern District of Florida, and subject to the following terms and conditions:
     WHEREAS, on July 2, 2008, Plaintiff, on behalf of himself and as well as derivatively on behalf of BankAtlantic Bancorp, filed a Verified Shareholder Derivative Complaint (the “Complaint”) in the United States District Court for the Southern District of Florida, Case No. 08-61018-CIV-UNGARO (the “Action”);
     WHEREAS, on October 29, 2007, a related securities fraud class action was filed against BankAtlantic Bancorp and certain of its officers and directors in the United States District Court for the Southern District of Florida, Case No. 07-61542-CIV-UNGARO (the “Securities Action”);
     WHEREAS, on December 20, 2007, a related ERISA class action, brought pursuant to section 502 of ERISA, was filed against BankAtlantic Bancorp, the Security Plus Plan Committee, the Compensation Committee, and certain officers, directors, and current and former members of the Security Plus Plan Committee in the United States District Court for the Southern District of Florida, Case No. 07-61862-CIV-UNGARO (the “ERISA Action”);
     WHEREAS, on October 1, 2008, Albert R. Feldman, on behalf of himself and as well as derivatively on behalf of BankAtlantic Bancorp, filed a Verified Shareholder Derivative Complaint in the Circuit Court of the Seventeenth Judicial Circuit, in and for Broward County, Florida, Case No. 0846795 07 (the “Feldman Action”);
     WHEREAS, the Complaint asserts a claim for breach of fiduciary duty of good faith against Defendants, alleging that Defendants breached their fiduciary duties with respect to BankAtlantic Bancorp’s commercial real estate loan portfolio and the corresponding SEC filings;

     WHEREAS, on September 5, 2008, Defendants and Nominal Defendant filed a motion to dismiss the Complaint, which the Court denied on December 11, 2008;
     WHEREAS, on January 12, 2009, Defendants and Nominal Defendant filed an Answer and Affirmative Defenses to the Complaint, denying all allegations of liability, asserting numerous affirmative defenses, and demanding judgment on the merits and attorneys’ fees in their favor;
     WHEREAS, Plaintiff has conducted a sufficient investigation with respect to the claims in this Action, including, but not limited to, reviewing the relevant facts, analyzing applicable law, reviewing all the relevant public filings, evaluating the potential costs to the Nominal Defendant BankAtlantic Bancorp, Inc., taking the depositions of BankAtlantic Bancorp’s President, its current and former Chief Financial Officers, and the former Executive Vice President of Commercial Real Estate. The foregoing, in Plaintiff’s judgment, has provided an adequate and satisfactory basis for evaluating and agreeing to this Stipulation;
     WHEREAS, after lengthy settlement negotiations between the Settling Parties and their counsel, some with the assistance of Mediator Mark A. Buckstein, which resulted in an agreement in principle;
     WHEREAS, Plaintiff recognizes the expense, risks and uncertainty inherent in litigation, and has considered the benefit of this Settlement in light of the costs, uncertainties, and risks inherent in continued litigation and trial of this matter, and has concluded that the Settlement is fair, reasonable, adequate, and in the best interests of the Settlement Class;
     WHEREAS, Defendants and Nominal Defendant have denied, and continue to deny, all allegations of wrongdoing, fault, liability or damage to Plaintiff and BankAtlantic Bancorp; deny that they engaged in any wrongdoing; deny that they committed any violation of law; deny that they have committed any act or omission giving rise to any liability and/or violation of law; deny any liability arising out of their actual conduct or the conduct alleged in the Action; and deny that they have acted improperly in any way;
     WHEREAS, Defendants and Nominal Defendant have entered into this Stipulation to put this Action to rest finally and forever solely for the purpose of avoiding prolonged and expensive litigation, without acknowledging in any way that they caused any damage to Plaintiff or BankAtlantic Bancorp or any fault, wrongdoing or liability whatsoever;
     NOW, THEREFORE, IT IS HEREBY STIPULATED, CONSENTED TO AND AGREED, by and among the Settling Parties, by and through their respective attorneys, that this Action shall be settled, compromised, and dismissed with prejudice, subject to the approval of the Court in accordance with Rule 23.1 of the Federal Rules of Civil Procedure, on the following terms and conditions:
I. DEFINITIONS
     As used herein, the following terms shall have the meanings indicated:
     A. “Action” means the above-captioned action pending in the United States District Court for the Southern District of Florida.
     B. “BankAtlantic Bancorp” means BankAtlantic Bancorp, Inc. and each of its past, present or future parents, subsidiaries, affiliates, partners, joint venturers, officers, directors, attorneys, insurers and associates, and all of their respective predecessors, successors, assigns, agents, representatives, heirs, executors and administrators.
     C. “Preliminary Order” means the Order, substantially in the form of Exhibit “A” to this Stipulation, entered by the Court as provided in Section III hereof, which shall provide, among other things, for a fairness hearing by the Court to consider the proposed Settlement of this Action and the giving of notice of the proposed Settlement to BankAtlantic Bancorp shareholders.

     D. “Plaintiff’s Counsel” shall mean the firms Salpeter Gitkin, LLP, Nix, Patterson & Roach, LLP, Keil Goodson, PA and Nelson, Roselius, Terry, O’Hara & Morton.
     E. “Defendants’ Counsel” shall mean Stearns Weaver Miller Weissler Alhadeff & Sitterson, PA.
     F. “Court” means the United States District Court for the Southern District of Florida.
     G. “Defendants” means Alan B. Levan, Jarett S. Levan, Jay C. McClung, Marcia K. Snyder, Valerie Toalson, James A. White, John E. Abdo, D. Keith Cobb, Steven M. Coldren and David A. Lieberman.
     H. “Nominal Defendant” means BankAtlantic Bancorp.
     I. “Effective Date” means the first date on which all the following have occurred:
          (i) the Court enters the Preliminary Order; and
          (ii) the Court’s final Order approving the Settlement becomes Final.
     J. “Final” means no longer subject to review on appeal, or because the time to file a notice of appeal or to apply for a writ of certiorari has expired, or because a writ of certiorari has been denied.
     K. “Plaintiff” means D.W. Hugo, both on behalf of himself and as well as derivatively on behalf of Nominal Defendant BankAtlantic Bancorp, Inc.
     L. “Notice” means the Notice of Proposed Settlement of Derivative Action that is substantially in the form of Exhibit “B” to this Stipulation, as provided for in Section III hereof.

     M. “Released Parties” means Defendants, Nominal Defendant, and the past, present or future officers, directors, employees, partners, agents, attorneys, underwriters, investment bankers, advisors, insurers, associates, legal representatives, heirs, predecessors, executors, successors, administrators, assigns or immediate families of any Released Party or its or his subsidiaries and affiliates.
     N. “Settled Claims” shall mean all claims, debts, demands, rights or causes of action or liabilities whatsoever by Plaintiff, on behalf of himself and BankAtlantic Bancorp, against the Released Parties (including, but not limited to, any claims for damages, interest, attorneys= fees, expert or consulting fees, and any other costs, expenses or liability whatsoever, or injunctive, equitable or other relief), whether based on federal, state, local, statutory or common law or any other law, rule or regulation, whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or un-matured, whether class or individual in nature, including both known claims and unknown claims, including without limitation, claims for negligence, gross negligence, breach of duty of care, breach of duty of loyalty, breach of duty of candor, fraud, negligent misrepresentation, breach of fiduciary duty or violations of any state or federal statutes, rules, regulations or common law which arise out of, relate in any way to, or in connection with the allegations, transactions, facts, matters or occurrences, representations or omissions involved, set forth, or referred to in this Action by Plaintiff or BankAtlantic Bancorp against any of the Released Parties, or that have been or could have been asserted in any forum by Plaintiff or BankAtlantic Bancorp against any of the Released Parties, provided, however that “Settled Claims” do not include claims under the federal securities laws or ERISA that have been, or could have been, asserted in the Securities Action or the ERISA action.
     O. “Settlement” means the terms of the settlement of the Action agreed to hereby.

     P. “Settlement Hearing” means the hearing held by the Court to consider final approval of the Settlement pursuant to Rule 23.1 of the Federal Rules of Civil Procedure.
     Q. “Final Order” means the Order, substantially in the form of Exhibit “C” to this Stipulation, entered by the Court as provided in Section IV hereof, which shall, among other things, dismiss the Action in its entirety, with prejudice, as against Nominal Defendant and Defendants, and without costs to any party.
II. THE SETTLEMENT
     A. The obligations incurred pursuant to this Stipulation shall be in full and final disposition of the Action and any and all Settled Claims as against all Released Parties. The Settling Parties agree that the consideration and the other terms of the Settlement were negotiated at arm’s length and in good faith, and reflect a settlement that was reached voluntarily after consultation with experienced legal counsel.
     B. Upon the Effective Date, as consideration for the Settlement, Plaintiff, on behalf of himself and BankAtlantic Bancorp, and each of their predecessors, successors, parents, subsidiaries, affiliates, custodians, agents, assignees, representatives, heirs, executors, trustees, administrators, attorneys, associates, partners, past, present and future employees, officers and directors and any other person or entity having any legal or beneficial interest in the common stock of BankAtlantic Bancorp, shall release and forever discharge the Settled Claims against the Released Parties.
     Notwithstanding that Plaintiffs or BankAtlantic Bancorp may hereafter discover facts in addition to, or different from, those which Plaintiff or BankAtlantic Bancorp now know, or believe to be true with respect to the Action and the Settled Claims, Plaintiff, on behalf of himself and BankAtlantic Bancorp, and each of their predecessors, successors, parents, subsidiaries, affiliates, custodians, agents, assignees, representatives, heirs, executors, trustees, administrators, attorneys, associates, partners, past and present employees, officers and directors, and any other person or entity having a legal or beneficial interest in the common stock of BankAtlantic Bancorp, shall be deemed conclusively, upon the Effective Date, to have fully, finally, unconditionally and forever released, settled and discharged the Defendants and the Released Parties from, and with respect to, all Settled Claims, including, without limitation, all claims known or unknown, suspected or unsuspected, contingent or non-contingent, which now exist, may hereafter exist, or heretofore existed, and without regard to the subsequent discovery or existence of different or additional facts and are fully, finally conclusively and forever deemed to have waived any and all rights they may have under any statute, including but not limited to § 1542 of the California Civil Code, or common law principle which would limit the effect of the foregoing release to those Settled Claims actually known or suspected to exist at the time of the effectiveness of the foregoing release.
     C. Upon the Effective Date, as consideration for the Settlement, Plaintiff, on behalf of himself and BankAtlantic Bancorp, and each of their predecessors, successors, parents, subsidiaries, affiliates, custodians, agents, assignees, representatives, heirs, executors, trustees, administrators, attorneys, associates, partners, past, present and future employees, officers and directors, and any other person or entity having a legal or beneficial interest in the common stock of BankAtlantic Bancorp, shall dismiss the Action in its entirety as against Nominal Defendant and Defendants, with prejudice, and without costs to any Party.
     D. Upon the Effective Date, each of the Defendants and Nominal Defendant shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished all claims that have been or could have been asserted against Plaintiff and/or Plaintiff’s Counsel relating to the institution, prosecution or settlement of the Action.

     E. Upon the Effective Date, Plaintiff, Nominal Defendant, Defendants, Plaintiff’s Counsel and Defendants’ Counsel shall expressly waive, and by operation of the Judgment shall have expressly waived, any claims arising out of the Action for abuse of process, for malicious prosecution and/or for sanctions under Rule 11 of the Federal Rules of Civil Procedure or otherwise, and hereby expressly waive any claims relating to the institution, prosecution or settlement of this Action.
III. THE PRELIMINARY APPROVAL ORDER
     Promptly after execution of this Stipulation, the Settling Parties shall jointly move the Court for entry of the Preliminary Order, substantially in the form of Exhibit “A” to this Stipulation, providing for, among other things, preliminary approval of the Settlement and Notice of the Settlement Hearing. The Preliminary Approval Order to be presented to the Court shall specifically include provisions which, among other things:
     A. Preliminarily approves the Settlement as fair, reasonable and adequate;
     B. Approves the form of the Notice, substantially in the form of Exhibit “B” to this Stipulation;
     C. Directs that the Notice be published in a press release for the Business Wire or similar service;
     D. Directs that the Notice be posted on BankAtlantic Bancorp’s website;
     E. Directs that the Notice be filed on a Form 8-K with the United States Securities and Exchange Commission;

     F. Directs the filing with the Court of proof, by affidavit, of the publication, posting and filing of the Notice;
     G. Finds that the publication, posting and filing of the Notice constitute the best notice practicable under the circumstances, and is due and sufficient notice of the Settlement Hearing, proposed Settlement, and other matters set forth in the Notice, and thus fully satisfy the requirements of due process and the Federal Rules of Civil Procedure;
     H. Provides that, pending final determination of whether the Settlement should be approved, Plaintiff, either directly, representatively, or in any other capacity, shall not commence any action or proceeding in any court or tribunal against Nominal Defendant, Defendants or Released Parties asserting any of the Settled Claims;
     I. Schedules a Settlement Hearing to determine whether the proposed Settlement should be approved as fair, reasonable and adequate, and whether a Final Order approving the Settlement should be entered dismissing this Action on the merits and with prejudice;
     J. Provides that any current BankAtlantic Bancorp shareholder of record may object to the Settlement or any part of the Settlement;
     K. Provides that any objections to the Settlement shall be heard and any papers submitted in support of said objections shall be received and considered by the Court at the Settlement Hearing (unless, in its discretion, the Court shall direct otherwise) only if, on or before a date to be specified in the Preliminary Order, persons making objections shall file notice of their intention to appear and copies of any papers in support of their position, along with proof that the person making the objection is a current BankAtlantic Bancorp shareholder of record, with the Clerk of the Court and serve such notice and papers on counsel to all of the Parties;

     L. Provides that the Settlement Hearing may, from time to time and without further notice to the current BankAtlantic Bancorp shareholders, be continued by Order of the Court;
     M. Provides that if the Settlement is disapproved or terminated, the Stipulation shall have no force or effect, and all negotiations and statements made in connection therewith and in connection with the Stipulation shall be without prejudice to the right of any persons. The Settling Parties shall be restored to their respective positions existing prior to executing the Stipulation;
     N. Provides that neither the Stipulation nor any orders or judgments entered in connection with the Stipulation or the Settlement, the negotiations leading up to or in connection with the Stipulation or the Settlement nor any action taken pursuant to or to carry out the Stipulation or the Settlement is, may be construed as, or may be used as evidence or an admission by or against Nominal Defendant, Defendants or the other Released Parties of any fact, claim, assertion, matter, contention, fault, culpability, obligation, wrongdoing or liability whatsoever. The Stipulation and its exhibits and any order entered in connection therewith may be filed in this action or related litigation as evidence of the Settlement, or to enforce its terms or in any subsequent action against or by Nominal Defendant, Defendants or Released Parties to support a defense of res judicata, collateral estoppel, release or other theory of claim or issue preclusion or similar defense; and
     O. Provides that pending final determination of whether the Settlement should be approved, all discovery and all proceedings in the Action are stayed, except for proceedings relating to the Settlement.

IV. FINAL APPROVAL ORDER AND JUDGMENT TO BE ENTERED BY THE COURT APPROVING THE SETTLEMENT
     Upon approval by the Court of the Settlement contemplated by this Stipulation, a Final Order, substantially in the form of Exhibit “C” to this Stipulation, shall be entered by the Court that shall:
     A. Approve the Settlement embodied in this Stipulation as fair, reasonable and adequate;
     B. Dismiss the Action in its entirety, with prejudice, as against Nominal Defendant and Defendants, and without costs to any party, except as provided herein;
     C. Adjudge that:
          (i) Plaintiff, on behalf of himself and BankAtlantic Bancorp, and each of their predecessors, successors, parents, subsidiaries, affiliates, custodians, agents, assignees, representatives, heirs, executors, trustees, administrators, attorneys, associates, partners, past, present and future employees, officers and directors and any other person or entity having any legal or beneficial interest in the common stock of BankAtlantic Bancorp shall be deemed conclusively to have released and settled each and every Settled Claim against each of the Released Parties.
     Notwithstanding that Plaintiffs or BankAtlantic Bancorp may hereafter discover facts in addition to, or different from, those which Plaintiff or BankAtlantic now know, or believe, to be true with respect to the Action and the Settled Claims, Plaintiff, on behalf of himself and BankAtlantic Bancorp, and their predecessors, successors, parents, subsidiaries, affiliates, custodians, agents, assignees, representatives, heirs, executors, trustees, administrators, attorneys, associates, partners, past and present employees, officers and directors, and any other person or entity having a legal or beneficial interest in the common stock of BankAtlantic Bancorp, shall be deemed conclusively, upon the Effective Date, to have fully, finally, unconditionally and forever released, settled and discharged the Nominal Defendant, Defendants and the other Released Parties from, and with respect to, all Settled Claims, including, without limitation, all claims known or unknown, suspected or unsuspected, contingent or non-contingent, which now exist, may hereafter exist, or heretofore existed, and without regard to the subsequent discovery or existence of different or additional facts and are fully, finally conclusively and forever deemed to have waived any and all rights they may have under any statute, including but not limited to § 1542 of the California Civil Code, or common law principle which would limit the effect of the foregoing release to those Settled Claims actually known or suspected to exist at the time of the effectiveness of the foregoing release.
          (ii) Each of the Defendants and Nominal Defendant shall be deemed conclusively to have released and settled any and all claims that have been or could have been asserted against Plaintiff and/or Plaintiff’s Counsel relating to the institution, prosecution or settlement of the Action or the Settled Claims;
     D. Bar and permanently enjoin Plaintiff, on behalf of himself and BankAtlantic Bancorp, and each of their predecessors, successors, parents, subsidiaries, affiliates, custodians, agents, assignees, representatives, heirs, executors, trustees, administrators, attorneys, associates, partners, past and present employees, officers and directors, and any other person or entity having a legal or beneficial interest in the common stock of BankAtlantic Bancorp, from prosecuting the Settled Claims against Nominal Defendant, Defendants or Released Parties;

     E. Provide that if the Settlement is disapproved or terminated, the Stipulation shall have no force or effect, and all negotiations and statements made in connection therewith and in connection with the Stipulation shall be without prejudice to the right of any persons.The Parties to the Action shall be restored to their respective positions existing prior to executing the Stipulation.
     F. Provide that neither the Stipulation nor any orders or judgments entered in connection with the Stipulation or the Settlement, the negotiations leading up to or in connection with the Stipulation or the Settlement nor any action taken pursuant to or to carry out the Stipulation or the Settlement is, may be construed as, or may be used as evidence or an admission by or against Nominal Defendant, Defendants or other Released Parties of any fact, claim, assertion, matter, contention, fault, culpability, obligation, wrongdoing or liability whatsoever. The Stipulation and its exhibits and any order entered in connection therewith may be filed in this action or related litigation as evidence of the Settlement, or to enforce its terms or in any subsequent action against or by Nominal Defendant, Defendants or Released Parties to support a defense of res judicata, collateral estoppel, release or other theory of claim or issue preclusion or similar defense;
     G. Provide that if the Settlement does not become Final in accordance with the terms of the Stipulation, then the Final Order shall be rendered null and void and shall be vacated and, in such event, all orders entered in connection therewith shall be vacated and rendered null and void; and
     H. Without affecting the finality of this Final Order in any way, retain continuing jurisdiction over implementation of this Settlement, this Action until this Final Judgment becomes final and each and every act agreed to be performed by the parties has been performed pursuant to the Stipulation and all parties to this Action for the purpose of enforcing and administering the Stipulation.

V. EFFECT OF DISAPPROVAL, CANCELLATION OR TERMINATION
     A. Without limiting the provisions of Section IV above, a condition of this Stipulation is that it shall be approved by the Court under applicable provisions of Federal law. However, if: (i) the Court does not enter the Final Order provided for in Section IV, or (ii) the Court enters the Final Order and appellate review is sought, and on such review, the Final Order is materially modified or reversed, or (iii) any of the conditions of Section II are not satisfied, then this Stipulation shall be cancelled and terminated unless counsel for each of the Parties to this Stipulation, within ten (10) business days from the receipt of such ruling or written notice of such circumstances, agrees in writing to proceed with this Stipulation and Settlement. For purposes of this paragraph, an intent to proceed shall not be valid unless it is expressed in writing by: (a) Plaintiff’s Counsel; and (b) Defendants’ Counsel. Such notice shall be provided on behalf of the Parties to this Stipulation only by their counsel.
     B. If the Effective Date does not occur, or if this Stipulation is terminated or canceled pursuant to its terms, all of the Parties to this Stipulation shall be deemed to have reverted to their litigation positions immediately prior to the execution of this Stipulation and they shall proceed in all respects as if this Stipulation had not been executed and the related Orders had not been entered, preserving in that event all of their respective claims and defenses in the Action.

VI. NO ADMISSIONS
     A. It is expressly understood that neither this Stipulation, the Settlement or any orders or judgments entered in connection with the Stipulation or the Settlement, the negotiations leading up to or in connection with the Stipulation or the Settlement, nor any action taken pursuant to or to carry out the Stipulation or the Settlement is, may be construed as, or may be used as evidence or an admission by or against Nominal Defendant, Defendants or Released Parties, whether jointly or severally, of any fact, claim, assertion, matter, contention, fault, culpability, obligation, wrongdoing or liability whatsoever, except that this Stipulation and its Exhibits may be filed in this Action or related litigation as evidence of the Settlement, or in any subsequent action against or by Nominal Defendant, Defendants or Released Parties to support a defense of res judicata, collateral estoppel, release or other theory of claim or issue preclusion or similar defense.
VII. NOTICE AND ADMINISTRATION
     A. Subject to approval from the Court, Plaintiff, Nominal Defendant, Defendants, and their counsel will cooperate to coordinate the Notice of the Settlement of the Action in an effort to reduce the costs of administration of the Settlement.
     B. BankAtlantic Bancorp shall be responsible for the publication of the Notice in a press release for the Business Wire or similar service, posting the Notice on BankAtlantic Bancorp’s website, and filing the Notice on a Form 8-K with the United States Securities and Exchange Commission.
VIII. MISCELLANEOUS PROVISIONS
     A. The Parties hereto: (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to cooperate to the extent necessary to effectuate and implement all terms and conditions of this Stipulation and to exercise their best efforts and to act in good faith to accomplish the foregoing terms and conditions of the Stipulation.

     B. All of the exhibits attached hereto are hereby incorporated by reference as though fully set forth herein.
     C. This Stipulation may be amended or modified only by a written instrument signed by Plaintiff’s Counsel and Defendants’ Counsel.
     D. This Stipulation and the exhibits attached here constitute the entire agreement among the Parties hereto and no representations, warranties or inducements have been made to any party concerning this Stipulation or its exhibits other than the representations, warranties and covenants contained and memorialized in such documents.
     E. Except as otherwise provided herein, each party shall bear its own costs.
     F. Plaintiff’s Counsel and Counsel for Defendants and Nominal Defendant are expressly authorized to take all appropriate action required or permitted to be taken pursuant to this Stipulation to effectuate its terms.
     G. Counsel for Nominal Defendant and Defendants are authorized to sign this Stipulation on behalf of BankAtlantic Bancorp and Defendants. Plaintiff’s Counsel is authorized to sign this Stipulation on behalf of Plaintiff.
     H. This Stipulation may be executed in one or more original, photocopied, facsimile or e-mail counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. Counsel for the Parties to this Stipulation shall exchange among themselves original signed counterparts.
     I. This Stipulation shall be binding upon, and inure to the benefit of, the successors, assigns, executors, administrators, heirs and legal representatives of the Parties hereto, provided, however, that no assignment by any party hereto shall operate to relieve such party of its obligations hereunder.

     J. All terms of this Stipulation and the exhibits hereto shall be governed by and interpreted according to the laws of the State of Florida without regard to its rules of conflicts of law and in accordance with the laws of the United States. The exclusive forum for resolving disputes arising under or relating to this Stipulation shall be the United States District Court for the Southern District of Florida.
     K. This Stipulation shall not be construed more strictly against one Party than another merely by virtue of the fact that it may have been prepared by counsel for one of the Parties, it being recognized that, because of the arm’s-length negotiations which preceded the execution of this Stipulation, all Parties hereto have contributed substantially and materially to the preparation of this Stipulation.
     L. The headings in this Stipulation are used for purposes of convenience and ease of reference only and are not meant to have any legal effect, nor are they intended to influence the construction of this Stipulation in any way.
     M. The waiver of one party of any breach of this Stipulation by any other party shall not he deemed a waiver of any other breach of this Stipulation. The provisions of this Stipulation may not be waived except by a writing signed by the affected Party, or counsel for that Party.
     N. Without further order of the Court, counsel for the Parties may agree to reasonable extensions of time to carry out any of the provisions of the Stipulation.
[SIGNATURES ON FOLLOWING PAGE]

PLAINTIFF D.W. HUGO

By:	/s/ Jeffrey J. Angelovich	August 24, 2009

JEFFREY J. ANGELOVICH		DATE
NIX, PATTERSON & ROACH, LLP
3600 B. North Capital of Texas Highway
Suite 350
Austin, TX 78746
Telephone: (512) 328-5333
Facsimile: (512) 328-5335

NOMINAL DEFENDANT BANKATLANTIC BANCORP, INC

By:	/s/ Eugene E. Stearns	August 24, 2009

EUGENE E. STEARNS		DATE
STEARNS WEAVER MILLER WEISSLER
ALHADEFF & SITTERSON, P.A.
Museum Tower, Suite 2200
150 West Flagler Street
Miami, Florida 33130
Telephone: (305) 789-3200
Facsimile: (305) 789-3395

DEFENDANTS ALAN B. LEVAN, JARETT S. LEVAN, JAY C. MCCLUNG, MARCIA K. SNYDER, VALERIE TOALSON, JAMES
A. WHITE, JOHN E. ABDO, D. KEITH COBB, STEVEN M. COLDREN, DAVID LIEBERMAN

By:	/s/ Eugene E. Stearns	August 24, 2009

EUGENE E. STEARNS		DATE
STEARNS WEAVER MILLER WEISSLER
ALHADEFF & SITTERSON, P.A.
Museum Tower, Suite 2200
150 West Flagler Street
Miami, Florida 33130
Telephone: (305) 789-3200
Facsimile: (305) 789-3395

EXHIBIT A
UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF FLORIDA
CASE NO. 08-61018-CIV-UNGARO
D.W. HUGO, Derivatively on behalf of
Nominal Defendant BANKATLANTIC
BANCORP, INC.,
          Plaintiff,
v.
ALAN B. LEVAN, JARETT S. LEVAN,
JAY C. MCCLUNG, MARCIA K. SNYDER,
VALERIE TOALSON, JAMES A. WHITE,
JOHN E. ABDO, D. KEITH COBB, STEVEN M.
COLDREN and DAVID A. LIEBERMAN,
     Defendants,
and
BANKATLANTIC BANCORP, INC.,
          Nominal Defendant.
__________________________/
PRELIMINARY APPROVAL ORDER
     WHEREAS, Plaintiff, Nominal Defendant and Defendants, having made application, pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, for an order preliminarily approving the settlement of this Derivative Action (the “Settlement”) in accordance with the Stipulation of Settlement dated August 24, 2009 (the “Stipulation”), which sets forth the terms and conditions for the Settlement, and the Court having read and considered the Stipulation;

NOW, THEREFORE, IT IS HEREBY ORDERED that:
     1. The definitions in the Stipulation are incorporated herein.
     2. The Settlement, as set forth in the Stipulation, is preliminarily approved as fair, reasonable and adequate.
     3. A hearing (“The Settlement Hearing”) shall be held before this Court on _______________, 2009, at ______ a.m/p.m. in the Courtroom of the Honorable Ursula Ungaro, United States District Judge for the Southern District of Florida, 400 North Miami Avenue, 12th Floor, Miami, Florida, to determine whether the Settlement should be approved as fair, reasonable and adequate and whether an order approving the Settlement (the “Final Approval Order”) should be entered thereon, and to rule on such other matters as the Court may deem appropriate. This Court may continue the Settlement Hearing, and later reconvene it, without further notice.
     4. The Court reserves the right to approve the Settlement with or without modification and with or without further notice of any kind.
     5. The Court approves, as to form and content, the Notice of Proposed Settlement of Derivative Action (the “Notice”) attached as Exhibit A hereto.
     6. Not later than seven (7) days from the date of this Order, counsel for Defendants and Nominal Defendant shall cause the Notice, substantially in the form attached as Exhibit A, to be published in a press release for the Business Wire or similar service.
     7. Not later than seven (7) days from the date of this Order, counsel for Defendants and Nominal Defendant shall cause the Notice, substantially in the form attached as Exhibit A, to be posted on BankAtlantic Bancorp’s website.

     8. Not later than seven (7) days from the date of this Order, counsel for Defendants and Nominal Defendant shall cause the Notice, substantially in the form attached as Exhibit A, to be filed on a Form 8-K with the United States Securities and Exchange Commission.
     9. The Court finds that the publication, posting and filing of the Notice meets the requirements of Rule 23.1 of the Federal Rules of Civil Procedure and due process, and is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all persons entitled hereto.
     10. At least three (3) days before the Settlement Hearing, Defendants shall serve on Plaintiff’s Counsel and file with the Court proof, by affidavit or declaration, of the publication of the Notice in a press release for the Business Wire or similar service, the posting of the Notice on BankAtlantic Bancorp’s website, and the filing of the Notice on a Form 8-K with the United States Securities and Exchange Commission.
     11. All holders and beneficial holders of BankAtlantic Bancorp, Inc. common stock shall be bound by all determinations and judgments in the Action concerning the Settlement, whether favorable or unfavorable.
     12. Any holder or beneficial holder of BankAtlantic Bancorp, Inc. common stock may appear at the Settlement Hearing, with or without counsel, and show cause, if he, she or it has any, why the Settlement of the Action should not be approved as fair, reasonable and adequate, or why a judgment should not be entered thereon, provided, however, that no holder or beneficial holder of BankAtlantic Bancorp, Inc. common stock or any other person shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the judgment to be entered thereon, unless that person has served, by U.S. mail, postmarked no later than ____________, 2009, written objections and copies of any papers and briefs upon the following:

Jeffrey J. Angelovich	Eugene E. Stearns, Esq.
Nix, Patterson & Roach, LLP	Stearns Weaver Miller Weissler
3600 B. North Capital of Texas Highway	Alhadeff & Sitterson, PA
Suite 350	150 West Flagler Street
Austin, TX 78746	Miami, FL 33130
Plaintiff’s Lead Counsel	Defendants’ Counsel
and has filed said objections, papers and briefs with the Clerk of the United States District Court for the Southern District of Florida (which may be done by mail, if postmarked on or before the date set forth in the Notice). Any such written objection must include proof that the person is a holder or beneficial holder of BankAtlantic Bancorp, Inc. common stock. Any such person who does not make his, her or its objection in the manner provided shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness or adequacy of the proposed settlement as incorporated in the Stipulation.
     13. Any response to any objections shall be filed no later than _________, 2009. Only a holder or beneficial holder of BankAtlantic Bancorp, Inc. common stock shall have any rights with respect to approval of or objection to the Settlement.
     14. All papers in support of the Settlement shall be filed no later than ____________, 2009.
     15. Any holder or beneficial holder of BankAtlantic Bancorp, Inc. common stock may enter an appearance in the Action, at his, her or its own expense, individually or through counsel of his, her or its own choice. Any holder or beneficial holder of BankAtlantic Bancorp, Inc. common stock who or which do not enter an appearance will be represented by Plaintiff’s Counsel.

     16. Upon the Effective Date of the Settlement, all holders and beneficial holders of BankAtlantic Bancorp, Inc. common stock on behalf of themselves and each of their heirs, executors, administrators, successors and assigns, and any persons they represent, shall be deemed conclusively to have released and settled each and every Settled Claim against each of the Released Parties and to have released Plaintiff and Plaintiff’s Counsel from all claims relating to and including the Settled Claims.
     17. Pending final determination of whether the Settlement should be approved, neither the Plaintiff nor any holder or beneficial holder of BankAtlantic Bancorp, Inc. common stock, either directly, representatively, or in any other capacity, shall commence against any of the Released Parties any action or proceeding in any court or tribunal asserting any of the Settled Claims.
     18. If the Settlement is disapproved or terminated, the Stipulation shall have no force or effect, and all negotiations and statements made in connection therewith and in connection with the Stipulation shall be without prejudice to the right of any persons. The Settling Parties to the Action shall be restored to their respective positions existing prior to executing the Stipulation.

     19. Neither the Stipulation nor any orders or judgments entered in connection with the Stipulation or the Settlement, nor the negotiations leading up to or in connection with the Stipulation or the Settlement, nor any action taken pursuant to or to carry out the Stipulation or the Settlement is, may be construed as, or may be used as evidence or an admission by or against Nominal Defendant, Defendants or the other Released Parties of any fact, claim, assertion, matter, contention, fault, culpability, obligation, wrongdoing or liability whatsoever. The Stipulation and its exhibits and any order entered in connection therewith may be filed in this Action or related litigation as evidence of the Settlement, or to enforce its terms, or in any subsequent action against or by Nominal Defendant, Defendants or the other Released Parties to support a defense of res judicata, collateral estoppel, release or other theory of claim or issue preclusion or similar defense.
     20. Pending final determination of whether the Settlement should be approved, all discovery and all proceedings in the Action are stayed, except for proceedings relating to the Settlement.
     21. This Court retains jurisdiction to consider all further applications arising out of or connected with the Settlement.
     DONE AND ORDERED in Chambers at Miami, Florida this ___ day of _________, 2009.

URSULA UNGARO
UNITED STATES DISTRICT JUDGE

Copies to:
All counsel of record

EXHIBIT B
UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF FLORIDA
CASE NO. 08-61018-CIV-UNGARO
D.W. HUGO, Derivatively on behalf of
Nominal Defendant BANKATLANTIC
BANCORP, INC.,
     Plaintiff,
v.
ALAN B. LEVAN, JARETT S. LEVAN,
JAY C. MCCLUNG, MARCIA K. SNYDER,
VALERIE TOALSON, JAMES A. WHITE,
JOHN E. ABDO, D. KEITH COBB, STEVEN
M. COLDREN and DAVID A. LIEBERMAN,
     Defendants,
and
BANKATLANTIC BANCORP, INC.,
     Nominal Defendant.
________________________________________________/
NOTICE OF PENDENCY AND SETTLEMENT
OF DERIVATIVE ACTION

TO:	ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF BANKATLANTIC BANCORP, INC. (“BANKATLANTIC BANCORP” OR THE “COMPANY”) AS OF AUGUST 24, 2009
     PLEASE TAKE NOTICE that an agreement has been reached to settle the above-captioned shareholder derivative action (the “Action”), subject to Court approval. The terms of the proposed settlement of the Action (the “Settlement”) are set forth in a Stipulation of Settlement dated as of August 24, 2009 (the “Stipulation”). This notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is available on the BankAtlantic Bancorp website at www.bankatlanticbancorp.com. All capitalized terms herein have the same meanings as set forth in the Stipulation. The terms of the Settlement set forth in the Stipulation include: (1) that Plaintiff shall release and forever discharge the Settled Claims (as defined in the Stipulation) against the Released Parties (as defined in the Stipulation); (2) that Defendants shall fully, finally, and forever release and relinquish all claims that have been, or could have been, asserted against Plaintiff relating to the institution, prosecution or settlement of the Action; and (3) that all Settled Claims (as defined in the Stipulation) that have been released against the Released Parties (as defined in the Stipulation) shall be dismissed with prejudice.
     IF YOU ARE A CURRENT OWNER OF BANKATLANTIC BANCORP COMMON STOCK, YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION.
     On _____________________, 2009, at ___:______ ___.m., a hearing (the “Settlement Hearing”) will be held before the United States District Court for the Southern District of Florida, Miami Division, 400 North Miami Avenue, 12th Floor, Miami, Florida, to determine: (1) whether the terms of the Settlement should be approved as fair, reasonable and adequate; and (2) whether the above-entitled action should be dismissed on the merits and with prejudice as to the Released Parties.
     Any shareholder that objects to the Settlement of the Action shall have a right to appear and to be heard at the Settlement Hearing, provided that he, she, or it was a shareholder of record as of August 24, 2009. Any shareholder of BankAtlantic Bancorp who satisfies this requirement may enter an appearance through counsel of such shareholder’s own choosing and at such shareholder’s own expense or may appear on his, her, or its own. However, no shareholder of BankAtlantic Bancorp shall be heard at the Settlement Hearing unless no later than ___ days prior to the date of the Settlement Hearing, such shareholder has filed with the Court and delivered to Plaintiff’s Counsel and Counsel for BankAtlantic Bancorp a written notice of objection, the grounds for opposing the Settlement, and proof of both the shareholder’s status as a BankAtlantic Bancorp shareholder and the dates of stock ownership in BankAtlantic Bancorp. Only shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing, unless the Court orders otherwise.
     If you wish to object to the Settlement, you must file with the Court a written objection setting for the grounds for such an objection filed or postmarked on or before _______________, 2009, with service of a copy of such filing on the following counsel:

Jeffrey J. Angelovich	Eugene E. Stearns, Esq.
Nix, Patterson & Roach, LLP	Stearns Weaver Miller Weissler
3600 B. North Capital of Texas Highway	Alhadeff & Sitterson, PA
Suite 350	150 West Flagler Street
Austin, TX 78746	Miami, FL 33130
Plaintiff’s Lead Counsel	Defendants’ Counsel
     Inquiries may be made to Plaintiffs’ Counsel: Jeffrey Angelovich, Nix, Patterson & Roach, LLP, 3600 B. North Capital of Texas Highway, Suite 350, Austin, TX 78746, (512) 328-5333.

DATED _______________, 2009	BY ORDER OF THE COURT
UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF FLORIDA,
MIAMI DIVISION

EXHIBIT C
UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF FLORIDA
CASE NO. 08-61018-CIV-UNGARO
D.W. HUGO, Derivatively on behalf of
Nominal Defendant BANKATLANTIC
BANCORP, INC.,
     Plaintiff,
v.
ALAN B. LEVAN, JARETT S. LEVAN,
JAY C. MCCLUNG, MARCIA K. SNYDER,
VALERIE TOALSON, JAMES A. WHITE,
JOHN E. ABDO, D. KEITH COBB, STEVEN M.
COLDREN and DAVID A. LIEBERMAN,
     Defendants,
and
BANKATLANTIC BANCORP, INC.,
     Nominal Defendant.
__________________________________________/
FINAL APPROVAL ORDER AND
JUDGMENT OF DISMISSAL WITH PREJUDICE
     THIS CAUSE came before the Court on the parties’ Joint Motion for Final Approval of Settlement, filed ____________, 2009 (D.E.___). NOW THEREFORE, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED as follows:
     1. Plaintiff, Nominal Defendant, and Defendants (as those terms are defined in the Stipulation of Settlement dated August 24, 2009) (the “Stipulation”), having executed and filed the Stipulation; the Court having entered its Preliminary Approval Order thereon on August

______, 2009, directing notice of the proposed settlement to all BankAtlantic Bancorp shareholders, and scheduling a hearing to determine whether the proposed settlement should be approved as fair, reasonable and adequate; said notice having been given; a hearing having been held on _________, 2009, at which all interested persons were given an opportunity to be heard; and the Court having read and considered all submissions in connection with the proposed settlement, and having reviewed and considered the files and records herein, the Court finds and concludes as follows:
     2. This Order incorporates by reference the definitions set forth in the Stipulation.
     3. This Action was commenced on July 2, 2008.
     4. This Court has jurisdiction over the subject matter of the Action and over all parties to the Stipulation.
     5. A related securities fraud class action is presently pending before this Court: Joseph C. Hubbard v. BankAtlantic Bancorp, Inc., et al., Case No. 07-61542-CIV-UNGARO, and a related ERISA class action, brought pursuant to section 502 of ERISA, is also presently pending before this Court: Wilmine Almonor v. BankAtlantic Bancorp, Inc., et al., Case No. 07-61862-CIV-UNGARO.
     6. On October 1, 2008, Albert R. Feldman, on behalf of himself and as well as derivatively on behalf of BankAtlantic Bancorp, filed a Verified Shareholder Derivative Complaint in the Circuit Court of the Seventeenth Judicial Circuit, in and for Broward County, Florida: Albert R. Feldman, Derivatively on behalf of Nominal Defendant BankAtlantic Bancorp, Inc. v. Alan B. Levan, et al., Case No. 0846795 07.

     7. On September 5, 2008, Defendants and Nominal Defendant filed a motion to dismiss the Complaint in this Action, which this Court denied on December 11, 2008;
     8. On January 12, 2009, Defendants and Nominal Defendant filed an Answer and Affirmative Defenses, denying all allegations of liability, asserting numerous affirmative defenses, and demanding judgment on the merits and attorneys’ fees in their favor.
     9. Plaintiff has conducted a sufficient investigation with respect to the claims in this Action, including, but not limited to, reviewing the relevant facts, analyzing applicable law, reviewing all the relevant public filings, evaluating the potential costs to the Nominal Defendant BankAtlantic Bancorp, Inc., taking the depositions of BankAtlantic Bancorp’s President, its current and former Chief Financial Officers, and the former Vice President of Commercial Real Estate.
     10. After lengthy settlement negotiations between the parties and their counsel, some with the assistance of Mark A. Buckstein, as mediator, an agreement in principle was reached.
     11. On August 24, 2009, the parties entered the Stipulation in an effort to resolve the claims in the Derivative Action, subject to approval by this Court of its terms and to the entry of this Judgment.
     12. By Order dated _________, 2009, the Court preliminarily approved the Stipulation and directed notice of the proposed settlement to all BankAtlantic Bancorp shareholders.
     13. In accordance with the Stipulation, and the Preliminary Approval Order, BankAtlantic Bancorp caused the publication of the Notice in a press release for the Business Wire or similar service, the posting of the Notice on BankAtlantic Bancorp’s website, and the filing of the Notice on a Form 8-K with the United States Securities and Exchange Commission. Affidavits regarding the publication, posting and filing of the Notice were filed with the Court on ____________, 2009.

     14. The Court finds that the notice described above was done in accordance with the Court’s Preliminary Approval Order. This Court further finds that the notice complied with the requirements of Rule 23.1 of the Federal Rules of Civil Procedure, and satisfied the requirements of due process.
     15. The parties have applied to the Court for approval of the terms of the Stipulation and for the entry of this Judgment. Upon notice to all parties, a hearing was held before this Court on ____________, 2009, to consider whether the proposed settlement set forth in the Stipulation should be approved by this Court as fair, reasonable, and adequate.
     16. A full opportunity has been offered to all BankAtlantic Bancorp shareholders to object to the proposed settlement. No objections have been filed with the Court and thus all shareholders are bound by this Order.
     17. Approval of the Stipulation will result in substantial savings in time and money to the Court and the litigants and will further the interests of justice.
     18. The Stipulation is the product of good faith arm’s-length negotiations by the parties thereto.
     19. The Joint Motion for Final Approval of Settlement is GRANTED.
     20. The Settlement embodied in the Stipulation is hereby APPROVED as fair, reasonable and adequate.

     21. Plaintiff, on behalf of himself and BankAtlantic Bancorp, and each of their predecessors, successors, parents, subsidiaries, affiliates, custodians, agents, assignees, representatives, heirs, executors, trustees, administrators, attorneys, associates, partners, past, present and future employees, officers and directors and any other person or entity having any legal or beneficial interest in the common stock of BankAtlantic Bancorp shall be deemed conclusively to have released and settled each and every of the Settled Claims1 against each of the Released Parties.2
     Notwithstanding that Plaintiff or BankAtlantic Bancorp may hereafter discover facts in addition to, or different from, those which Plaintiff or BankAtlantic Bancorp now know, or

     1/ “Settled Claims” is defined in the Stipulation as “all claims, debts, demands, rights or causes of action or liabilities whatsoever by Plaintiff, on behalf of himself and BankAtlantic Bancorp, against the Released Parties (including, but not limited to, any claims for damages, interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses or liability whatsoever, or injunctive, equitable or other relief), whether based on federal, state, local, statutory or common law or any other law, rule or regulation, whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or un-matured, whether class or individual in nature, including both known claims and unknown claims, including without limitation, claims for negligence, gross negligence, breach of duty of care, breach of duty of loyalty, breach of duty of candor, fraud, negligent misrepresentation, breach of fiduciary duty or violations of any state or federal statutes, rules, regulations or common law which arise out of, relate in any way to, or in connection with the allegations, transactions, facts, matters or occurrences, representations or omissions involved, set forth, or referred to in this Action by Plaintiff or BankAtlantic Bancorp against any of the Released Parties, or that have been or could have been asserted in any forum by Plaintiff or BankAtlantic Bancorp against any of the Released Parties, provided, however that ‘Settled Claims’ do not include claims under the federal securities laws or ERISA that have been, or could have been, asserted in the Securities Action or the ERISA action.”
     2/ “Released Parties” is defined in the Stipulation as “Defendants, Nominal Defendant, and the past, present or future officers, directors, employees, partners, agents, attorneys, underwriters, investment bankers, advisors, insurers, associates, legal representatives, heirs, predecessors, executors, successors, administrators, assigns or immediate families of any Released Party or its or his subsidiaries and affiliates.”

believe, to be true with respect to the Action and the Settled Claims, Plaintiff, on behalf of himself and BankAtlantic Bancorp, and each of their predecessors, successors, parents, subsidiaries, affiliates, custodians, agents, assignees, representatives, heirs, executors, trustees, administrators, attorneys, associates, partners, past and present employees, officers and directors, and any other person or entity having a legal or beneficial interest in the common stock of BankAtlantic Bancorp, shall be deemed conclusively, upon the Effective Date, to have fully, finally, unconditionally and forever released, settled and discharged Nominal Defendant, Defendants and the other Released Parties from, and with respect to, all Settled Claims, including, without limitation, all claims known or unknown, suspected or unsuspected, contingent or non-contingent, which now exist, may hereafter exist, or heretofore existed, and without regard to the subsequent discovery or existence of different or additional facts and are fully, finally conclusively and forever deemed to have waived any and all rights they may have under any statute, including but not limited to § 1542 of the California Civil Code, or common law principle which would limit the effect of the foregoing release to those Settled Claims actually known or suspected to exist at the time of the effectiveness of the foregoing release.
     22. Nominal Defendant and Defendants shall be deemed conclusively to have released and settled any and all claims that have been or could have been asserted against Plaintiff and/or Plaintiff’s Counsel relating to the institution, prosecution or settlement of the Action or the Settled Claims;
     23. Plaintiff, on behalf of himself and BankAtlantic Bancorp, and each of their predecessors, successors, parents, subsidiaries, affiliates, custodians, agents, assignees, representatives, heirs, executors, trustees, administrators, attorneys, associates, partners, past and present employees, officers and directors, and any other person or entity having a legal or beneficial interest in the common stock of BankAtlantic Bancorp, are hereby barred and permanently enjoined from prosecuting the Settled Claims against Nominal Defendant, Defendants or Released Parties.

     24. If the Settlement is disapproved or terminated, the Stipulation shall have no force or effect, and all negotiations and statements made in connection therewith and in connection with the Stipulation shall be without prejudice to the right of any persons. The parties to the Action shall be restored to their respective positions existing prior to executing the Stipulation.
     25. Neither the Stipulation nor any orders or judgments entered in connection with the Stipulation or the Settlement, the negotiations leading up to or in connection with the Stipulation or the Settlement nor any action taken pursuant to or to carry out the Stipulation or the Settlement is, may be construed as, or may be used as evidence or an admission by or against Nominal Defendant, Defendants or Released Parties of any fact, claim, assertion, matter, contention, fault, culpability, obligation, wrongdoing or liability whatsoever. The Stipulation and its exhibits and any order entered in connection therewith may be filed in this action or related litigation as evidence of the Settlement, or to enforce its terms or in any subsequent action against or by Nominal Defendant, Defendants or Released Parties to support a defense of res judicata, collateral estoppel, release or other theory of claim or issue preclusion or similar defense;
     26. If the Settlement does not become Final in accordance with the terms of the Stipulation, then the Final Judgment shall be rendered null and void and shall be vacated and, in such event, all orders entered in connection therewith shall be vacated and rendered null and void.

     27. Without affecting the finality of this Final Judgment in any way, this Court shall retain continuing jurisdiction over implementation of this Settlement and this Action until this Final Judgment becomes final and each and every act agreed to be performed by the parties has been performed pursuant to the Stipulation and all parties to this Action for the purpose of enforcing and administering the Stipulation.
     28. This Action is DISMISSED in its entirety WITH PREJUDICE as against Nominal Defendant and Defendants, and without costs to any party.
     DONE AND ORDERED in Chambers at Miami, Florida this ___ day of _________, 2009.

URSULA UNGARO
UNITED STATES DISTRICT JUDGE

Copies to:
All counsel of record